        NUMBER                       [LOGO]                          SHARES
     COMMON STOCK                   BIG DOGS                      COMMON STOCK

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                             CUSIP 089128 10 2

This Certifies that




is the record holder of


               FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                        $.01 PAR VALUE PER SHARE, OF

--------------------------BIG DOG HOLDINGS, INC.--------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate property endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

                                     [SEAL]
                              BIG DOG HOLDINGS, INC.
                                   CORPORATE
                                     1993
                                   DELAWARE


  SECRETARY                                PRESIDENT AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
   U.S. STOCK TRANSFER CORPORATION
             TRANSFER AGENT AND REGISTRAR

BY

                     AUTHORIZED SIGNATURE

   The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT - ......Custodian.......
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN  - as joint tenants with right              under Uniform Gifts to Minors
          of survivorship and not as               Act..........................
          tenants in common                                    (State)
                           UNIF TRF MIN ACT - ......Custodian (until age.......)
                                              (Cust)
                                             ............under Uniform Transfers
                                               (Minor)
                                             to Minors Act......................
                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED,___________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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-------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________

                           X___________________________________________________

                           X___________________________________________________
                            THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                  NOTICE: WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By____________________________________________
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
  ELIGIBLE GUARANTOR INSTITUTION (BANKS,
  STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
  AND CREDIT UNIONS WITH MEMBERSHIP IN AN
  APPROVED SIGNATURE GUARANTEE MEDALLION
  PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.